UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) February 15, 2019

AT&T INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8610	43-1301883
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

208 S. Akard St., Dallas, Texas		75202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (210) 821-4105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On February 15, 2019, AT&T Inc. (“AT&T”) and the applicable subsidiaries of AT&T issued notices for the redemption in full of all of the outstanding (i) $890,148,000 aggregate principal amount of the 5.200% Global Notes due March 15, 2020 issued by AT&T (CUSIP No. 00206RCY6; the “5.200% AT&T Notes”), (ii) $1,000,000,000 aggregate principal amount of the 4.700% Notes due January 15, 2021 issued by Time Warner Inc. (CUSIP No. 887317AG0; the “4.700% Time Warner Notes”), (iii) $37,875,000 aggregate principal amount of the 4.600% Senior Notes due February 15, 2021 issued by DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (CUSIP 25459HAW5; the “4.600% DTV Notes”), (iv) $1,119,880,000 aggregate principal amount of the 5.000% Global Notes due March 1, 2021 issued by AT&T (CUSIP No. 00206RDA7; the “5.000% AT&T Notes”), (v) $39,924,000 aggregate principal amount of the 5.000% Senior Notes due March 1, 2021 issued by DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (CUSIP No. 25459HBA2; the “5.000% DTV Notes”), and (vi) $1,000,000,000 aggregate principal amount of the 4.750% Notes due March 29, 2021 issued by Time Warner Inc. (CUSIP No. 887317AK1; the “4.750% Time Warner Notes” and, together with the 5.200% AT&T Notes, the 4.700% Time Warner Notes, the 4.600% DTV Notes, the 5.000% AT&T Notes and the 5.000% DTV Notes, the “Notes”).

The Notes will be redeemed on March 27, 2019 at “make-whole” redemption prices as set forth in the respective Notes. On and after the date of redemption, the Notes will no longer be deemed outstanding, interest on the Notes will cease to accrue and all rights of the holders of the Notes will terminate, except for the right to receive the redemption payment upon surrender of the Notes. The notices of redemption specifying the terms, conditions and procedures for the respective redemptions are available through The Depository Trust Company or The Bank of New York Mellon, located at 111 Sanders Creek Parkway, East Syracuse, NY 13057, as paying agent for the Notes. The foregoing does not constitute a notice of redemption for the Notes.

As previously reported, on June 14, 2018, AT&T drew on its $16.175 billion Term Loan Credit Agreement, dated as of November 15, 2016 (the “Term Loan”), by and among AT&T, the lenders party thereto and JPMorgan Chase Bank, N.A., as agent, to finance a portion of the cash consideration for the acquisition of Time Warner Inc. On February 15, 2019, AT&T gave notice of its intent to repay all of the $2.625 billion outstanding of Tranche A advances under the Term Loan. After the repayment is applied, all outstanding borrowings and all unpaid fees under the Term Loan will be paid in full and AT&T’s commitments thereunder will be terminated.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT&T INC.

Date: February 15, 2019	By:	/s/ George B. Goeke
George B. Goeke
Senior Vice President and Treasurer